UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
MARCH 14, 2000









                      K-9 PROTECTION, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-27007                    88-047481
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

8730 W. Sunset Blvd., Penthouse East, Los Angeles, CA 90069
(Address of principal executive offices)

Registrant's telephone number, including area code (310) 360-7490

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On   March   14,  2000,  the  Company  was  acquired  through   a
reorganization agreement with First Miracle Group, Inc. The Board of Directors approved the purchase of the Company by First
Miracle Group, Inc.

ITEM 5.   OTHER EVENTS

As of March 14, 2000, the Company will change its corporate address to 8730 W. Sunset Blvd., Penthouse East, Los Angeles, CA
90069.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

  (a)  Financial Statements of Business Acquired

  Unaudited  Financials  for the nine period  ended  January  31,
  1999
                   Consolidated Balance Sheet
                        January 31, 1999
                        Canadian Dollars
                             ASSETS
     <
     T
     a
     b
     l
     e
     >
     < <                           [C] <     [C]  < <        [C]
     S C                               C          C C
     > >                               >          > >
     Current Assets:

       Cash                                        $
                                                         8,095

       Accounts receivable
                                                       289,156

       Capitalized film production
       costs                                           590,097

       Accounts receivable - other
                                                       302,340

       Inventory
                                                       305,055

       Deferred taxes - Current
                                                       858,974

         Total Current Assets
                                                     2,353,717

     Other Assets:

       Investment in film series
                                                     7,048,310

       Amortization
                                                     (489,135)


         Total Other Assets
                                                     6,559,175
         Total Assets                              $
                                                     8,912,892
     <
     /
     T
     a
     b
     l
     e
     >
             Consolidated Balance Sheet (continued)
                        January 31, 1999
                        Canadian Dollars
              LIABILITIES AND SHAREHOLDERS' EQUITY

                                               <         < <
                                               C         C C
                                               >         > >
      Current Liabilities:

         Other accrued payable                              $
                                                              356,365
         Amounts due shareholders
                                                           120,026
         Notes payable
                                                              712,177
         Income taxes payable
                                                               28,382
         Reserve for discontinued operations
                                                               95,922

           Total Current Liabilities
                                                            1,312,872
      Long-Term Liabilities:

         Convertible Promissory Notes
                                                              357,925

           Total long-term Liabilities
                                                              357,925

      Minority interest
                                                            1,238,000
      Shareholders' Equity:
         Common stock, unlimited shares
        authorized,
            109,815,869 issued and outstanding
                                                            16,754,73
                                                                    4
         Accumulated deficit
                                                            (10,240,3
                                                                  79)
         Currency translation loss
                                                            (313,401)

                                                            6,200,954

         Less subscriptions receivable
                                                            (196,859)

           Total Shareholders' Equity
                                                            6,004,095
           Total Liabilities & Shareholders'                $
          Equity                                            8,912,892
       <
       /
       T
       a
       b
       l
       e
       >
                     1st Miracle Group, Inc.
              Consolidated Statement of Operations
    For the Three, Six and Nine Months Ended January 31, 1999
                        Canadian Dollars
                      Continuing Operations
  <
  T
  a
  b
  l
  e
  >
  <  < <                         <         < <           < <
  S  C C                         C         C C           C C
  >  > >                         >         > >           > >
                                   Three     Six months  Nine months
                                   months       ended       ended
                                   ended
                                  July 31,     October   January 31,
                                    1998      31, 1998      1999
  Revenues:
     Sales                        $            $            $
                                         -            -            -
     Returns And Allowances
                                         -            -            -

                                         -            -            -

  Operating Expenses:
     Occupancy                                                  41474
                                         -       41,153
     Personnel                                                 169174
                                         -      167,863
     General and administrative                                455438
                                   231,472      357,121
     Marketing                                                 314950
                                         -      312,510
     Depreciation and                                          253747
    amortization                    83,927      167,854

       Total Operating Expenses
                                   315,399     1,046,50    1,234,783
                                                      1

         Loss from Operations
                                  (315,399     (1,046,5    (1,234,78
                                         )          01)           3)

  Other Income (Expense):

     Other income
                                       890          890          897
     Interest finance charges
                                  (11,990)     (11,990)     (32,127)
       Total Other Income
      (Expense)                   (11,100)     (11,100)     (31,230)
       Income (Loss) Before
      Taxes                       (326,499     (1,057,6    (1,266,01
                                         )          01)           3)

  Income Taxes
                                         -            -            -

       Net Loss from Operations
                                  (326,499     (1,057,6    (1,266,01
                                         )          01)           3)



         Net Loss                 $            $            $
                                  (326,499     (1,057,6    (1,266,01
                                         )          01)           3)


     Basic and Fully Diluted
    Loss Per
       Share From Operations      $            $            $
                                   (0.003)      (0.011)      (0.011)

     Basic and Fully Diluted      $            $            $
    Loss Per Share                 (0.003)      (0.011)      (0.012)

   <
   /
   T
   a
   b
   l
   e
   >
                     1st Miracle Group, Inc.
        Consolidated Statement of Operations (continued)
For the Three, Six and Nine Months Ended January 31, 1999
                        Canadian Dollars
                     Discontinued Operations
<
T
a
b
l
e
>
< <  <                     <          < <           <  <
S C  C                     C          C C           C  C
> >  >                     >          > >           >  >
                              Three       Six months   Nine months
                             months        ended         ended
                              ended
                            July 31,       October    January 31,
                              1998        31, 1998        1999
Revenues:
  Memberships              $             $              $
                              829,731     1,690,300      1,690,300
  Services
                                    -        84,168         84,168


                              829,731     1,774,468      1,774,468

Operating Expenses:
  Occupancy
                              469,319     1,065,988      1,065,988
  Personnel
                              380,973     1,159,673      1,159,673
  General and
  administrative              570,745       958,007        958,007
  Depreciation and
  amortization                 13,189       182,841        182,841

     Total Operating
    Expenses                1,434,226     3,366,509      3,366,509

     Loss from Operations
                            (604,495)    (1,592,041      (1,592,04
                                                  )             1)

Other Income (Expense):
  Interest finance
  charges                    (33,121)     (100,713)      (100,713)
  Other income
                                    -        11,113         11,113
  Gain on sale of                         1,858,752      1,858,752
  athletic club assets      1,858,752
  Loss on note payable                   (1,053,586      (1,053,58
  conversion                (1,053,58             )             6)
                                   6)

     Total Other Income
    (Expense)                 772,045       715,566        715,566

Income (Loss) Before Taxes
                              167,550     (876,475)      (876,475)

Income Taxes - Deferred
                             (92,850)      (92,850)       (92,850)



       Net Income (Loss)    $             $              $
                               74,700     (969,325)      (969,325)

  Basic and Fully Diluted
  Loss Per
     Share From Operations  $             $              $
                              (0.006)       (0.016)        (0.014)

  Basic and Fully Diluted
  Income (Loss)
     Per Share              $             $              $
                                0.001       (0.010)        (0.009)
<
/
T
a
b
l
e
>
                     1st Miracle Group, Inc.
              Consolidated Statement of Cash Flows
           For the Nine Months Ended January 31, 1999
                        Canadian Dollars
<T
ab
le
 >
<S <C <C <C                                     < <C <
 > > >  >                                     C > C
                                              >   >
Operating Activities:
   Net                                             $
  loss                                              (2,235,338)
   Adjustments to reconcile net income
   to net cash provided by operating
   activi
  ties:

     Depreciation and amortization
                                                        253,747


     (Increase) decrease in:
       Membership contracts receivable-
       athletic clubs sale                            1,137,065
       Security deposits-athletic clubs sale
                                                        161,073
       Deferred tax assets-athletic clubs
       sales                                          1,138,086
       Accounts receivable
                                                        293,255
       Inventory
                                                       (16,144)
       Account receivable-other, athletic
       clubs sale                                     (302,340)


                                                      2,410,995


     Increase (decrease) in:
       Accounts payable
                                                      (337,508)
       Accrued liabilities
                                                        250,690
       Change in income tax payable
                                                          1,502
       Deferred revenue - current
                                                    (2,058,025)
       Leases payable - current, on
       disposition of athletic clubs                  (266,363)
       Deferred tax liabilities - long-term
                                                    (1,094,844)


                                                    (3,504,548)

          Net cash used by operating
         activities                                 (3,075,144)

</
Ta
bl
e>
                     1st Miracle Group, Inc.
         Consolidated Statement of Cash Flows, continued
           For the Nine Months Ended January 31, 1998
                        Canadian Dollars
                        January 31, 1999
<T
ab
le
 >
<S <C <C <C                              <C <
 > > >  >                               > C
                                          >
Investing Activities:

   Additions to investment in              $
  film series                               (4,521,780)
   Disposition of assets on
  sale of athletic clubs                     2,405,521
   Goodwill disposition on
  sale of athletic clubs                       719,169
   Disposition of liabilities
  on sale of athletic clubs                  (487,945)

          Net cash used by
         investing                          (1,885,035)
         activities

Financing Activities:

   Change in shareholder
  loans                                          1,047
   Proceeds from promissory
  notes payables                               439,541
   Sale of stock, net
                                             4,455,785
   Currency translation loss
                                               (1,054)

          Net cash provided
         by financing                        4,895,319
         activities

   Net increase (decrease) in
  cash                                        (64,860)

   Cash, beginning
                                                72,955

   Cash, ending                            $
                                                 8,095

     Supplemental Cash Flow
    Disclosure:
       Conversion of                      $
       Promissory Notes to                     275,000
       Common Stock
       Cash paid during the
       year for interest                       112,703


  Audited Financials for the years ended April 30, 1999 and 1998

To the Board of Directors and Shareholders of 1st Miracle Group, Inc.
We have audited the accompanying balance sheets of 1st Miracle Group, Inc., a Canadian Corporation, as of April 30, 1999 and
1998, and the related statements of operations, changes in shareholders' equity, and cash flows for each of the fiscal years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As discussed in Note 7 to the financial statements, the Company has become aware that it should have registered certain of its securities in accordance with Securities and Exchange Commission requirements in order to have these shares freely traded in the United State. Also, the Company has issued shares relying upon an Ontario Securities Commission exemption from prospectus requirements permitting non-Ontario residents to purchase shares of the Company without the filing of a prospectus ("Offshore Exemption"). While this exemption was available to the Company, there is no certainty that the Company complied with the exemption in all respects. The ultimate outcome of these matters cannot be determined presently. Accordingly, no provision for any liability that may result from the resolution of this issue has been made in the accompanying financial statements.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1st Miracle Group, Inc. as of April 30, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the two-year period in conformity with generally accepted accounting principles in the United States. The differences between United States and Canadian generally accepted accounting principles are noted in footnote 15.
Berg & Co.
San Francisco, CA
October 5, 1999
//Berg & Company//

                     1st Miracle Group, Inc.

                   Consolidated Balance Sheets

                     April 30, 1999 and 1998

                        Canadian Dollars

                             ASSETS

< <                                      <           < <
S C                                      C           C C
> >                                      >           > >
                                            1999         1998
Current Assets:
  Cash                                   $ 1,094,419   $    72,955
  Membership contracts receivable                 -
                                                       1,137,065
  Capitalized film production costs       2,646,173
                                                         590,097
  Accounts receivable                       507,605
                                                         582,411
  Inventory                                       -
                                                         288,911
  Prepaid taxes                               1,628            -
  Deferred taxes - Current                        -
                                                         255,234

    Total Current Assets                  4,249,825
                                                       2,926,673

Property and Equipment:
  Equipment                                       -
                                                       2,652,024
  Leasehold improvements                          -
                                                       1,586,481
  Furniture & fixtures                            -
                                                         467,187

                                                  -
                                                       4,705,692

  Less accumulated depreciation and               -    (2,300,171
  amortization                                                  )

                                                  -
    Total Property and Equipment                       2,405,521

Other Assets:
  Deferred income tax, non-current                -
                                                       1,741,826
  Deposits                                        -
                                                         161,073
  Goodwill                                        -
                                                         719,169
  Investment in film series                 146,100    1,288,530
  Accumulated amortization                        -
                                                        (235,388)

    Total Other Assets                      146,100    3,675,210

    Total Assets                         $ 4,395,925   $ 9,007,404


See Accompanying Notes and Independent Auditors' Report.

                     1st Miracle Group, Inc.

             Consolidated Balance Sheets (continued)

                     April 30, 1999 and 1998

                        Canadian Dollars
         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

< <                                      <          < <
S C                                      C          C C
> >                                      >          > >
                                            1999         1998
Current Liabilities:
  Accounts payable                       $         -   $
                                                        344,300
  Other accrued payable                     200,847
                                                        105,676
  Amounts due shareholders                  100,239
                                                        118,979
  Notes payable                                   -
                                                         48,357
  Convertible Promissory Notes              146,100
                                                        204,017
  Leases payable                                  -
                                                        266,363
  Deferred income                                 -    2,058,02
                                                              5
  Income taxes payable                       14,026
                                                         26,880
  Reserve for discontinued operations        97,888
                                                         95,922

    Total Current Liabilities               559,100    3,268,51
                                                              9

Long-Term Liabilities:
  Notes payable                                   -
                                                        508,205
  Convertible Promissory Notes              365,250
                                                        351,135
  Deferred tax liabilities                        -    1,094,84
                                                              4

    Total Long-Term Liabilities             365,250    1,954,18
                                                              4

Shareholders' Equity:
  Common stock, no stated par value,
  unlimited shares
     authorized, 152,741,721 and
  71,263,403 shares issued                19,366,97    12,298,9
     and outstanding                              6          48
  Accumulated deficit                     (15,908,6
                                                95)    (8,005,0
                                                            41)
  Currency translation loss                  13,294
                                                      (312,347)

                                          3,471,575
                                                       3,981,56
                                                              0

  Less subscriptions receivable                   -
                                                      (196,859)

    Total Shareholders' Equity (Deficit)  3,471,575
                                                       3,784,70
                                                              1


    Total Liabilities & Shareholders'    $ 4,395,925   $ 9,007,40
    Equity (Deficit)                                          4


See Accompanying Notes and Independent Auditors' Report.

                     1st Miracle Group, Inc.

              Consolidated Statements of Operations

                     April 30, 1999 and 1998

                        Canadian Dollars
<
T
a
b
l
e
>
< <  <                              [C]    [C]    <    [C]
S C  C                                            C
> >  >                                            >
                                        Year ended  Year ended
                                         April 30,   April 30,
                                           1999        1998
Continuing Operations:

Revenues:
                                        $  344,881   $  3,589,19
  Sales                                                     4
  Net sales (returns)                    (529,490)    (229,690
                                                             )

                                         (184,609)    3,359,50
                                                             4

  Production expenses                    (2,862,99    (410,828
                                                9)           )

                                         (3,047,60    2,948,6
                                                8)         76

Operating Expenses:
  Occupancy                                   847
                                                       36,448
  Personnel                               173,579
                                                       66,036
  General and administrative             1,051,58
                                                0     2,809,74
                                                            0
  Bank Charges                              4,162
                                                          537
  Depreciation and amortization           253,176
                                                      165,240

    Total Operating Expenses             1,483,34
                                                4     3,078,00
                                                            1

       Loss from Operations               (4,530,95
                                                2)    (129,325
                                                             )

  Other Income                             13,171           -
  Interest expense                       (111,978)          -
  Reserve for contingency                 (86,651)          -
  Currency translation gain (loss)        325,641
                                                      (248,583
                                                             )

                                          140,183     (248,583
                                                             )

    Income (Loss) Before Taxes           (4,390,76
                                                9)    (377,908
                                                             )

Income Taxes                               29,050
                                                       68,023

    Loss after income taxes from         (4,361,71
    Operations                                  9)    (309,885
                                                             )

Extraordinary Loss, Net of Tax Benefit           -     (898,724
of $191,199                                                  )

       Net Loss from continuing          $ (4,361,71  $ (1,208,6
      operations                                9)         09)
<
/
T
a
b
l
e
>
    See Accompanying Notes and Independent Auditors' Report.
                           (continued)

                     1st Miracle Group, Inc.

        Consolidated Statements of Operations (continued)

                     April 30, 1999 and 1998

                        Canadian Dollars
<
T
a
b
l
e
>
<  < <                           [C]     [C]      [C]     [C]
S  C C
>  > >
                                      Year ended       Year ended
                                       April 30,        April 30,
                                         1999             1998
Discontinued Operations:

Revenues:
  Memberships                        $  1,684,136     $
                                                         3,495,033
  Services                                 84,685
                                                           288,639

                                        1,768,821
                                                         3,783,672

Operating Expenses:
  Occupancy                             1,907,393
                                                         1,812,319
  Personnel                             2,435,633
                                                         2,535,214
  General and administrative            2,230,624
                                                           782,988
  Depreciation and amortization           183,854
                                                           588,924

     Total Operating Expenses            6,757,504
                                                         5,719,445

     Loss from Operations               (4,988,683)
                                                        (1,935,773)

Other Income (Expense):
  Loss on sale of Garden Racquetball     (169,771)                -
  and
       Athletic Club, Inc.
  Gain on sale of health club assets    2,245,222
  Interest finance charges               (101,270)
                                                           (94,415)
  Other income                             16,654
                                                          (200,667)
  Currency translation gain (loss)              -
                                                                 -

     Total Other Income (Expense)        1,990,835
                                                          (295,082)

Income (Loss) Before Taxes             (2,997,848)
                                                         (2,230,855
                                                                  )

Income Taxes                              (93,365)
                                                          (557,984)

Reserve For Loss Contingencies On
Discontinued                             (125,081)         (94,104)
     Operations

       Net Loss from Discontinued    $ (3,216,294)     $
       Operations                                        (2,882,943
                                                                  )

  Net Loss                           $ (7,578,013)     $ (4,091,552
                                                                  )

  Basic and Fully Diluted Loss Per   $     (0.074)     $     (0.067)
  Share
<
/
T
a
b
l
e
>
See Accompanying Notes and Independent Auditors' Report.

                     1st Miracle Group, Inc.

   Consolidated Statements of Changes in Shareholders' Equity

                     April 30, 1999 and 1998

                        Canadian Dollars

                   <         < <         <          <
                   C         C C         C          C
                   >         > >         >          >
                                                       Total
                                          Currency
                    Capital                         Shareholder
                              Accumulate  Translat      s'
                                  d          ion
                     Stock      Deficit      Gain      Equity
                                           (Loss)

Balance, May 1,    $          $           $         $
1997                3,130,92   (4,162,0    (63,764    (1,094,916
                           2        74)          )            )

Shares issued
                    9,168,02          -          -    9,168,026
                           6

Subscriptions
Receivable          (196,859          -          -    (196,859)
                           )

Net gain (loss)
                           -   (3,842,9    (248,58    (4,091,550
                                    67)         3)            )

Balance, April 30, $          $           $         $
1998                12,102,0   (8,005,0    (312,34    3,784,701
                          89        41)         7)


Balance, May 1,    $12,102,0  $(8,005,0   $(312,34  $ 3,784,701
1998                      89        41)         7)

Shares issued       7,264,88          -          -    7,264,887
                           7

Net gain (loss)            -   (7,903,6    325,641    (7,578,013
                                    54)                       )

Balance, April 30, $19,366,9  $(15,908,   $ 13,294  $ 3,471,575
1999                      76       695)

See Accompanying Notes and Independent Auditors' Report.




                     1st Miracle Group, Inc.

              Consolidated Statements of Cash Flows

                     April 30, 1999 and 1998

                        Canadian Dollars
 <
 T
 a
 b
 l
 e
 >
 < < < <                            [C] <      [C] < <     [C]
 S C C C                                C          C C
 < > > >                                >          > >
                                          1999      1998

Operating Activities:
   Net loss                             $ (7,903,6  $(3,842,9
                                             54)        67)
   Adjustments to reconcile net income
   to net cash provided by operating
   activities:
    Depreciation and amortization        437,030
                                                    828,111
    (Increase) decrease in:
      Membership contracts receivable    1,137,06
                                               5   (424,492
                                                          )
      Security deposits                   161,073
                                                   (19,579)
      Deferred tax assets                1,997,06
                                               0   (590,337
                                                          )
      Accounts receivable                  74,806
                                                   (582,411
                                                          )
      Inventory                           288,911
                                                   (288,911
                                                          )
      Capitalized film production        (2,056,0   (590,097
     costs                                   76)          )
      Prepaid taxes                       (1,628)          -

                                        1,601,21   (2,495,8
                                               1        27)

    Increase (decrease) in:
      Accounts payable                   (337,508
                                               )     67,215
      Accrued liabilities                  95,172
                                                   (220,719
                                                          )
      Reserve for discontinued              1,966
     operations                                      95,922
      Income tax payable                 (12,854)
                                                     26,880
      Deferred revenue - current         (2,058,0
                                             25)          -
      Leases payable - current                  -
                                                     38,860
      Deferred revenue - long-term              -
                                                    499,832
      Deferred tax liabilities - long-   (1,094,8
     term                                    44)    851,664

                                        (3,406,0
                                             93)   1,359,65
                                                          4

        Net cash used by operating       (9,271,5   (4,151,0
       activities                            06)        29)

Investing Activities:
   Changes to leasehold improvements     1,586,48
                                               1   (658,951
                                                          )
   Sale (purchase) of equipment,
  furniture and
    fixtures                             146,622   (1,407,7
                                                        05)
   Goodwill                               719,169
                                                   (719,169
                                                          )
   Minority interest                     (1,238,0          -
                                             00)
   Investment in film series             2,380,43   (1,288,5
                                               0        30)

        Net cash provided (used) by      3,594,70   (4,074,3
       investing activities                    2        55)
 <
 /
 T
 a
 b
 l
 e
 >
    See Accompanying Notes and Independent Auditors' Report.
                           (continued)

                     1st Miracle Group, Inc.

        Consolidated Statements of Cash Flows (continued)

                     April 30, 1999 and 1998

                        Canadian Dollars
<
T
a
b
l
e
>
< < < <                            [C] <      [C] < <     [C]
S C C C                                C          C C
> > > >                                >          > >
Financing Activities:
  Repayments to shareholder advances    (18,740)
                                                  (80,388)
  Repayments of notes payables          (57,917)
 (Debentures)                                      (1,086,6
                                                       17)
  Proceeds from (payments on)           (549,239
 promissory notes                             )    735,731
  Sale of stock, net                    7,264,88
                                              6    8,971,16
                                                         8
  Leases payable                        (266,363          -
                                              )
  Currency translation gain (loss)       325,641
                                                  (248,583
                                                         )

       Net cash provided by financing   6,698,26
      activities                              8    8,291,31
                                                         1

  Net increase (decrease) in cash       1,021,46
                                              4     65,927

  Cash, beginning                         72,955
                                                     7,028

  Cash, ending                         $ 1,094,41  $
                                              9     72,955


   Supplemental Cash Flow
   Disclosure:
     Conversion of Promissory Notes   $ 1,176,00  $ 810,300
     to Common Stock                          0
     Cash paid during the year for      134,645
     interest                                       94,415
<
/
T
a
b
l
e
>
See Accompanying Notes and Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
1.   Summary of Significant Accounting Policies
     A.   General Description of Business
     1ST Miracle Group, Inc., (FMG), incorporated in Ontario, Canada, is a holding company that wholly owns 1140066 Ontario, Ltd.; Magic Entertainment, Inc.; Miracle Pictures, Inc.; Speedway Junkie, Inc.; Escape From Grizzly Mountain, Inc.; Delta Force, Inc.; After Sex, Inc.; and Strike on Osyrak, Inc.
     FMG produces movies and television entertainment. The Company has reached strategic alliances with other production companies to produce films. The Company has acquired numerous screen rights to novels and original screenplays. During the year ended April 30, 1999, FMG concluded the production of two motion pictures.

     1140066 Ontario, Ltd. is the holding company for California Athletic Clubs, Inc., a Delaware corporation. California Athletic Clubs, Inc., through its four wholly owned subsidiaries, operated six fitness centers in the state of California. FMG discontinued operating all of the fitness centers as of October 22, 1998 (See
     Note 8).
     B.   Basis of Presentation and Organization
     These financial statements are the financial statements of 1st Miracle Group, Inc., (the Company), a publicly traded company listed and traded on the Canadian Dealing Network and on the NASDAQ Over the Counter Bulletin Board. During the year ended April 30, 1999, the Company changed its focus from operating fitness centers in Northern California to producing motion pictures and television series.
     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All inter-company transactions have been eliminated. Certain reclassifications have been made to the 1998 financial statements in order for them to conform to the 1999 presentation.






     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
1.   Summary of Significant Accounting Policies (continued)
     C.   Cash and Cash Equivalents
     For purposes of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.
     D.   Property and Equipment
     Property and equipment are recorded at cost and are depreciated over the estimated useful lives of the assets using the straight-line method. The cost and related accumulated depreciation of all property and equipment retired or otherwise disposed of are removed from the accounts. Any gain or loss is recognized in the current year. Various accelerated methods are used for tax purposes.
     Maintenance and repair costs are charged to expense as incurred, and renewals and improvements that extend the useful lives of the assets are added to the property and equipment.
     Leasehold improvements are amortized over the term of the lease.
     E.   Income Taxes -- United States
     The Company accounts for its income taxes using the Financial Accounting Standards Board Statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. The Company files its federal and state tax returns on a cash basis. Deferred tax expense or benefit is recognized as a result of timing differences between the recognition of assets and liabilities for book and tax purposes during the year.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
1.   Summary of Significant Accounting Policies (continued)
     E.   Income Taxes -- United States (continued)
     Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards, and then a valuation allowance is established to reduce that deferred tax asset if it is "more likely than not" that the related tax benefits will not be realized.

F.   Deferred Revenue
     The Company sold club memberships to the general public under contracts with terms of one or two years. Advance payments on membership contracts are amortized over the terms of the memberships.
     G.   Membership Contracts Receivable
     Membership contracts not paid in advance were recorded as accounts receivable, and the revenue was deferred until earned.
       H.   Capitalized Film Costs
     The Company capitalizes film costs and amortizes them using a projection of anticipated revenues. Any subsequent change in the revenue estimate is reflected as an adjustment to current earnings.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
1.   Summary of Significant Accounting Policies (continued)
     I.   Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     Management made estimates that affect reserves for discontinued operations, projected film revenue, deferred income, deferred income tax assets and reserve for discontinued operations. Any adjustments applied to estimates are recognized in the year in which such adjustments are determined.
     J.   Earnings per Share
     The Company follows SFAS No. 128, "Earnings per Share," which establishes standards for computing and presenting earnings per share ("EPS") and applies to entities with publicly held common stock or potential common stock. SFAS No. 128 replaces the presentation of primary EPS with "basic EPS," and fully diluted EPS with "diluted EPS." It also requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation.
     Basic EPS is computed by dividing net income (loss) by the weighted average number of common shares outstanding. The dilutive EPS calculation gives effect to all dilutive potential common shares, such as stock options or warrants, that were outstanding during the period. Shares issued during the period and shares repurchased by the Company are weighted for the portion of the period that they were outstanding for both basic and diluted EPS calculations.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
1.   Summary of Significant Accounting Policies (continued)
     K.   Segments of an Enterprise and Related Information
     The Company follows SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires that a public business enterprise report financial and descriptive information about its reportable operating segments on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. The Company has reported its health and fitness center operations as discontinued operations, and the results of its entertainment operations as continuing operations.
     Accounting by Producers and Distributors of Film
     In October 1998, AcSEC issued a proposed SOP that would result in the rescission of FASB Statement No. 53, Financial Reporting by Producers and Distributors of Motion Picture Films. An entity that previously was subject to the requirements of FASB Statement 53 would follow the guidance in a proposed AICPA Statement of Position, Accounting by Producers and Distributors of Film. The proposed Statement would be effective for financial statements for fiscal years beginning after December 15, 1999. Earlier application of FASB's standard would be permitted only upon early adoption of the proposed Statement of Position when issued as final. The SEC's proposal would require film companies to write off marketing and advertising costs, typically in the first three months following a film's release, or as incurred for films released on television or home video. Moreover, the proposed rule would require film companies to spread out revenues from the sale of movie syndication rights to television over the syndication period. In addition, the proposal would limit the amortization period for film production costs to ten years. The Company intends to adopt the proposed guidelines when they are issued as final.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
2.   Deferred Income Taxes
     The net deferred tax asset (liability) included in the accompanying balance sheets as of April 30, 1999 and 1998 are as follows:

                                            <
                                            C
                                            >
                                   1999          1998

        Deferred tax asset,      $       -    $  255,234
        current
        Deferred tax asset, non-         -      1,741,82
        current                                        6
        Deferred tax liability,          -      (1,094,8
        non-current                                  44)

                                 $       -    $  902,216

     The provision for income taxes is comprised of the following:

                                     <
                                     C
                                     >
                              1999        1998

             Current        $ 13,978   $   26,880
             Expense
             Deferred         875,33      303,394
             Expense               6

                            $ 889,31   $  330,274
                                   4

     The Company has no significant book tax differences that would give a rise to deferred taxes. The Company has loss carryforwards of approximately $4,600,000 from continuing operations, which may be used to offset future United States income taxes and which begin to expire in 2010.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
2.   Deferred Income Taxes (continued)
     Due to the uncertainty surrounding the realization of deferred tax assets, the Company has recorded a valuation allowance against its net deferred tax asset.

                                            1999

       Net operating loss               $  4,600,000
       carryforwards

       Valuation allowance                  (4,600,00
                                                   0)

       Net deferred tax asset           $         --










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
3.   Convertible Promissory Notes


     <T
     ab
     le
     >
     <S  [C]                              [C]    <    [C]
     >                                           C
                                                 >
                                              1999         1998

     a   Promissory note payable (US
     )   $75,000), due on demand with  $      --   $  107,378
         interest at 7.5% per quarter
         convertible at $0.20 per
         share

     b)  Promissory note payable (US
         $40,000), due on demand with         --       57,268
         interest at 7.5% per quarter
         convertible at $0.20 per
         share

     c)  Promissory note payable (US
         $25,000), due on demand with         --       35,792
         interest at 7.5% per quarter
         convertible at $0.20 per
         share

     d)  Promissory note payable (US
         $2,500), due on demand with          --        3,579
         interest at 7.5% per quarter
         convertible at $0.20 per
         share

     e   Promissory note payable (US
     )   $250,000), due on demand,       365,250      351,135
         including interest at 10%

     f)  Promissory note payable (US
         $50,000), due August 2001,       73,050           --
         including interest at 7.5%,
         the conversion price is
         $0.04 per share

         Promissory note payable (US
     g)  $50,000), due on demand,         73,050           --
         including interest at 7.5%,
         the conversion price is
         $0.04 per share

                                       $ 511,350   $  555,152

         Current promissory notes        (146,100      (204,01
                                                )           7)

         Balance long term             $ 365,250   $  351,135
     <
     /T
     ab
     le
     >
     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
3.   Convertible Promissory Notes (continued)
     Annual maturities of promissory notes for the five years ending April 30 are as follows:

                                   <
                                   C
                                   >
            1999                   $       --
            2000                           --
            2001                      365,250
            2002                           --
                                   $  365,250

     The promissory note (note `e') can be converted into common shares of the Company at a price equal to the US$ equivalent of 65% of the 5 day weighted average of the common shares, provided that the conversion price shall not be less than the US$ equivalent of C$0.75 or more than the US$ equivalent of C$1.25.
     These promissory notes can be secured by general security agreements, registered against the Company for a 3-year period by the Company's counsel on the Purchaser's behalf in the Province of Ontario. Renewals of registration shall be the Purchaser's sole responsibility.
     The promissory notes (notes `f' and `g') were converted into common stock by each of the note holders subsequent to year-end.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
4.   Common Stock
     Common stock transactions for the years ended April 30, 1999 and 1998 are as follows:

                                        <
                                        C
                                        >
                          1999                     1998
                      Common Stock             Common Stock
                  Number                   Number
                    of                       of         Amount
                  Issued       Amount      Issued
                  Shares                   Shares
Balance,          71,263,4   $ 12,298,9    22,561,1   $ 3,130,92
beginning               03           48          49            2

Issuance for
acquisitions            --           --    10,734,0     1,970,00
                                                 00            0

Sale of new       58,421,3     6,209,14    32,942,9     6,387,72
stock                   87            1          54            6

Shares issued as
payment for       3,702,00      304,000          --           --
expenses                 0

Shares issued as
payment of         478,000       78,602          --           --
interest
expenses

Shares
reacquired and    (2,100,0     (1,241,8          --           --
retired                00)          50)

Conversion of
promissory notes  20,976,9     1,718,13    5,025,30      810,300
                        31            5           0

Balance, ending   152,741,   $ 19,366,9   71,263,4    $ 12,298,9
                       721           76   03                  48

     The Company has outstanding warrants issued to some of its shareholders, which are convertible into 14,758,866 shares of common stock. The warrants are not dilutive based on their exercise price, and they expire in May 1999.
     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
5.   Common Stock Transactions
     During Fiscal 1999, the Company's Board of Directors authorized the cancellation of treasury stock (2,100,000 shares) acquired through the sale of its wholly owned subsidiary, Garden Racquetball and Athletic Club, Inc.
     (GRAC).
6.   Shares Registration and Securities Matters
     The Company is registered in Canada, and its shares are traded on the Canadian Dealing Network. Shares have been issued to United States residents that, in the view of the Company, are exempt from Ontario prospectus requirements in reliance on Ontario Securities Commission Interpretation No. 1, which permits shares to be issued to non-Ontario residents exempt from regulation. The Company began trading on the Over the Counter Bulletin Board Trading Market System (OTCBB) in the United States during 1998. Recent changes in the listing requirements for the OTCBB require that all listed companies become fully reporting companies under Security and Exchange Commission (SEC) rules and regulations in order to maintain their OTCBB listing.
     New Management of the Company has become aware that it should have registered certain of its securities and security transactions in accordance with U.S. Securities law and SEC requirements in order to have the securities sold to U.S. residents freely traded on the OTCBB and to comply with U.S. Securities laws. Its failure to do so could result in various penalties against the Company. Additionally, while it is the Company's position that the shares sold to U.S. residents complied with Canadian law, shareholders may assert claims under U.S. law for damages. The Company is in the process of correcting the matter of the registration of its shares by filing the appropriate registration statement.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
6.   Shares Registration and Securities Matters (continued)
     The Company has also become aware that it may not have filed timely press releases and material change reports with the Ontario Securities Commission and may have inadvertently failed to issue press releases relating to material changes. The Company is currently preparing the necessary filings, which the Company expects to file shortly to ensure that the Company is in compliance with Ontario Securities law.
     Shares may have been issued without the filing of a prospectus in reliance on a valid exemption under the Ontario Securities Act or in reliance on Ontario Securities Commission Interpretation No. 1. If it is determined that any of these issuances were not properly made, the Company could be in violation of Ontario Securities law and subject to sanctions by the Ontario Securities Commission and/or civil action by its shareholders. In addition, in making its share issuances, the Company may not have complied with the rules of the CDN. Failure to comply with these rules could result in the Company's quotation agreement being revoked and subject the Company to administrative action by the Commission.
     The disposition of these regulatory issues is uncertain at this time, and there could be a material impact on the operations of the Company.
7.   Extraordinary Loss
     On December 15, 1998, the Company formed a wholly owned subsidiary to develop motion pictures and television shows. This subsidiary company was provided $1,089,923 in working capital to finish several projects that were to be owned by 1st Miracle Group. These funds were misappropriated. However, the individuals involved claimed that these payments offset amounts due them on earlier projects that did not involve 1st Miracle. The Company had initiated actions to try to recover these funds. The loss of the $1,089,923 is presented as an extraordinary item in the 1998 financial statements, net of the tax benefit of $191,199. During 1999, the management of the Company decided to discontinue its lawsuit to recover these funds. The legal costs involved with pursuing the lawsuit were deemed onerous and not an effective use of working capital.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998

8.   Discontinued Operations
     The Company's management and its Board of Directors decided to discontinue its operations in the Health Club business in July 1998. To implement this decision, the Company concluded the following transactions:

               A. On August 1, 1998, the Company abandoned its operations (including its facilities lease) in Hayward and negotiated with the landlord to resolve its liabilities under this lease. The Company sold the assets of the Hayward club and used the proceeds to settle liabilities of the Hayward Club to the extent of available funds from the sale.

          B. In October 1998, and effective as of October 20, 1998, the Company sold certain assets, (furniture, equipment, exercise equipment, pro-shop and nutritional product inventory, prepaid expenses, all membership lists, accounts receivable, all leasehold rights, and the exercise equipment located in the Fremont, CALIFORNIA warehouse) to an unrelated corporation for $3,164,700 (US $2,100,000). The buyer assumed certain liabilities of California Athletic Club, Inc., specifically the obligations under the Sunnyvale Lease, the San Carlos lease, the San Carlos sublease, and the obligations to the members arising from membership contracts at the San Carlos and Sunnyvale club locations.



          C. During August 1998, the board of directors of California Athletic Clubs, Inc. approved the sale of 100% of its holdings in Garden Racquetball and Athletic Club, Inc., (GRAC) to the previous owner, who was a board member of California Athletic Clubs, Inc. This sale was in exchange for the stock issued as part of the original acquisition of these clubs and in lieu of payment on a $1,280,950 (US $850,000) promissory note due the previous owner, and included the assumption of remaining outstanding debts and obligations of GRAC. The Company was relieved of its obligations under facilities and equipment leases related to the GRAC clubs.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998

8.   Discontinued Operations (continued)

          D. On September 30, 1998, the Company completed the sale of its 100% interest in Garden Racquetball and Athletic Club, Inc. The result of this transaction caused the Company to record a loss on disposition of $168,836 (US$112,655), primarily due to the write-off goodwill.
     In consideration of the issues listed above, the Company continues to maintain a reserve for potential loss contingencies from discontinued operations of $219,150 (US$ 150,000).
     Assets from discontinued operations are as follows:

                                 <           < <
                                 C           C C
                                 >           > >
                                     1999          1998

Assets

                                 $        -    $  1,137,0
Membership Contract Receivable                         65
Deferred Taxes - Current                  -       255,234
Property, Plant and Equipment             -       2,405,5
                                                       21
Deferred Taxes - Non-current              -       1,741,8
                                                       26
Deposits                                  -       161,073

  Total Assets                   $        -    $  5,700,7
                                                       19

Liabilities

Accounts Payable                 $        -    $  344,300
Other Accounts Payable                    -       105,676
Leases Payable                            -       266,363
Deferred Income                           -       2,058,0
                                                       25
Deferred Tax Liabilities                  -       1,094,8
                                                       44

  Total Liabilities              $        -    $  3,869,2
                                                       08


9.   Investment in Film Series
The Company acquired a 100% interest in the film, "Escape to Grizzly Mountain," and the rights to produce more films with the same characters from Mega Communication, Inc. (Mega). Mega maintained a contingent interest in










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
     49% of the net revenue produced by any of the films produced in the series. A second film in the series was completed, financed by Tomorrow Films. The Company is in current negotiations for the creation of a television show featuring the same characters.
     The acquisition was made in exchange for 600,000 shares of common stock at a value of $1,275,300 (US$ 900,000). $168,435 of these costs was amortized during fiscal 1998. Subsequent to year-end, the Company acquired the 49% contingent interest originally held by Mega from the Company's prior Chief Executive Officer and a Director of one of its wholly owned subsidiaries at a cost of $100,000.

     The Company has chosen to write down the carry value of its investment in the film series to $100,000, an amount equal to the subsequent purchase price of the 49% contingent interest once held by Mega. Management believes that this better reflects the current value of this investment.
A.   Deferred Production Costs


                                 <
                                 C
                                 >
                                 $       582,411
            Balance 4/30/98

            Expensed during            (582,411)
            year

            Capitalized during         2,641,061
            year

            Balance 4/30/99      $     2,641,061

     Of the capitalized costs listed above, $2,491,420 relates to "Speedway Junkie," which is currently in release in foreign and domestic markets.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
10.  Deferred Production Costs (continued)
     During the year, an additional $1,526,615 was charged to film production expense, noted as follows:

                    <
                    c
                    >
     Delta Force    $ 1,170,4 Rights to "Delta Force" were
                           33 released as part of a
                              separation agreement with a
                              prior Director of the
                              Company

     Escape to      $ 598,129 Expense series acquisition
     Grizzly                  cost
     Mountain

     Other          $ 512,026 Costs of scripts and other
     Development              development costs directly
                              written off

11.  Related Party Transactions
     The following transactions occurred between the Company and certain related parties:
     A. The net of advances due shareholders and officers consists of loans made by the Company's shareholders. The amounts are due on demand and do not bear interest. The amounts due shareholders in 1999 and 1998 were $100,239 and $118,979, respectively.
     B. Advances from related parties that were converted to common stock during the year ended April 30, 1999, were as follows:


                                        <
                                        C
                                        >
                               Shares
                                            Amount

       Note payable to         13,516,    $  861,990
       shareholders                931
       Note payable to         3,200,0       233,760
       Related Parties              00

                               16,716,    $ 1,095,75
                                   931             0


C. On November 6, 1999, the Company issued 1,250,000 shares of common stock to a board member of a subsidiary for past services and for a full discharge of amounts due to a board member.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
11.  Related Party Transactions (continued)
     D. During 1999, the Company sold to a board member of a subsidiary and his immediate family 16,017,427 shares of common stock for $956,955 (US$ 655,000).
     E. During Fiscal 1999, the Company issued 1,250,000 shares of unregistered common stock to a board member of a subsidiary of the Company's for compensation and payment of expenses. These issuances were valued based upon a Board of Directors designation as of the date of the transaction.
     This transaction was cumulatively valued at approximately
     $175,320 (US $120,000) and is reflected as a component of general and administrative expenses in the accompanying consolidated statement of operations.
12.  Commitments and Contingencies
     The Company is periodically involved in legal actions and claims that arise as a result of events that occur in the normal course of operations.
          a. ABM Janitorial Services has made a claim in the amount of $36,186 (US $24,768) against California Athletic Clubs, Inc. for work performed in the California Athletic Club facilities in San Carlos, Sunnyvale, and Hayward. The work was performed in 1998.
          b. On August 20, 1999, the arbitrator awarded T.E.C. Professional Fitness Alliance, the plaintiff, the sum of $86,930 (US $59,500). The award and judgement are only against California Athletic Clubs, Inc. Additionally, fees of $6,574 (US $4,500) are due the arbitrator.
c.   On May 19, 1999, a former employee of California Athletic
Clubs has filed a racial discrimination, harassment and retaliation in violation of the California Fair Employment and Housing Act against the Company. The attorneys for the Company determined that it is too preliminary a stage to make a detailed evaluation form the standpoint of predicting liability. The
Company's management believes that there is minimal, if any, exposure.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
12.  Commitments and Contingencies (continued)
          d. On August 18, 1999, an action was commenced by Belfair International, Ltd., a corporation, and Menahem Golan, an individual against the Company. The Action is pending before the Superior Court of the State of California for the County of Los Angeles. The suit alleges breach of contract of employment, wrongful termination, breach of the implied covenant of good faith and fair dealing, fraud, various torts, and a number of other causes of action. The Company's management feels that the lawsuit is baseless, and intend to vigorously defend the lawsuit.
     The ultimate resolution of these actions is not expected to have a material adverse effect on the Company's financial position.
13.  Going Concern Uncertainties
     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has experienced operating losses since 1994. During 1999, an ownership change occurred along with the establishment of a new management team. Management has reduced operating expenses and raised additional capital, and is considering expansion opportunities with the intent of becoming profitable. Management plans to devote resources toward handling their expansion into the motion picture and entertainment industry.
     In view of these matters, management believes that actions presently being taken to revise the Company's operations and to continue its motion picture activity provide the opportunity for the Company to return to profitability. The discontinuation of the health club operations and the sale of distribution rights to its movies will improve the Company's cash flow, profitability, and ability to raise additional capital so that it can meet its strategic objectives. The Company has received additional capital financing after year end to the date of this report.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
14.  Subsequent Events
     A. On July 6, 1999, the Company entered into a lease for office space in Los Angeles, California. The lease term is 5 years, and payments under the lease are $15,858 per month. The Company additionally leased residential space in Hollywood, California, from a related party. The lease has a one-year term and monthly payment of $4,500.
     B. The prior Chief Executive Office of the Company resigned as an operating officer and board member of the Company during June
     1999.  Mr. Tony Cataldo was appointed director and Chief
     Executive Officer of the Company.
C. The Company was sued by one of its prior directors under an agreement he had with the Company to produce films and video.
     The Company's legal counsel is currently reviewing the case. Management has responded with a counter suit and believes that the Company will prevail.
D. The Company has obtained financing on several of its film and video projects. Generally, the terms of these agreements provide that the lender receives a return of its capital and a preferred return on sales proceeds before the Company can receive any share of the profits of these projects.
E. The Company entered into a "first look" agreement with a production company. This agreement gives the Company the first opportunity to participate in the projects that the producer is seeking to develop. Under this agreement, the Chief Executive
Officer of the Company becomes a principal in the production company and may independently benefit from projects developed by the production company in which the Company does not participate.
F. The Company issued 411,040,552 shares of common stock in various transactions, noted as follows:
          1)   The Company issued 237,846,379 shares for $6,783,233;
          2) Two convertible notes each with face amounts of $73,050 (US$ 50,000) were converted to 3,484,200 shares of stock each;
          3) The Company's former Chief Executive Officer converted an amount due to him of $87,660 (US$ 60,000) into 1,500,000 shares of stock;



     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
14.  Subsequent Events (continued)
          4) The current Chief Executive Officer was issued 34,400,000 shares of stock as part of his compensation agreement;
          5) The two principal owners of a film production company that is working closely with the Company on several development projects received 26,700,000 shares of stock each (53,400,000 in total) and a $365,250 (US$ 250,000) production budget guarantee as compensation under a "first look" agreement. One of the owners is a board member of one of the Company's subsidiaries;
          6) A prior board member received 7,500,000 shares as part of a settlement agreement. This agreement has become the subject of a lawsuit brought against the Company;
          7) A board member and investment banker to the Company received 28,500,000 shares of stock as compensation for his consulting and fundraising efforts;
          8) Other consultants have received a total of 10,000,000 shares for investment banking services;
          9)   The principal of a film production Company received
            8,000,000 shares, an option for 4,000,000 more shares at $0.06 (US$ 0.04), and a $365,250 (US$ 250,000) production budget guarantee as a part of a "first look" agreement with the Company. This principal joined the board of directors of the Company;
          10) A director working on several film projects for the company received an annual guarantee of $219,150 (US$ 150,000) per year plus 3,000,000 shares and options for 3,000,000 shares with prices ranging from $0.06 to $0.08 (US$ 0.05 and $0.07);
          11) A consultant to the Company received 8,000,000 shares as compensation for various development projects;
          12) Other consultants received a combined total of 15,409,700 shares of stock from various service agreements with the Company;



     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
14.  Subsequent Events (continued)
     B.   On August 9, 1999, the Entertainment Internet, Inc.
     (OTC Bulletin Board: EINI), a global provider of information and data distribution services specifically designed for the entertainment and media industries, and the Company announced the signing of a definitive merger agreement.
     The merger is contingent upon shareholder ratification by both companies. EINI will be the surviving entity, and each 12 shares of MVEE will be exchanged for approximately 1 share of EINI, which will result in EINI shareholders owning approximately 50% of the combined entity and the Company's shareholders owning approximately 50%. Management believes this transaction is accretive to both EINI and the Company's shareholders. A combination of the current management of both companies will operate the new combined entity.
     The surviving trading symbol will be MVEE. The new company will reform as Miracle Entertainment, Inc. Mr. Mohamed
     Hadid will serve as Chairman of the Board, and Anthony
     Cataldo will serve as Co-Chairman and CEO of Miracle
     Entertainment, Inc.
     C. The Company purchased for $73,500 (US$ 50,000) from the former President and CEO of the Company, a 24.5% interest in the future net income of the films generally known as "Return to Grizzly Mountain" and "Grizzly Mountain" including, but not limited to, sequels, merchandising, videos, cable rights, television rights satellite broadcast, residual rights, and ancillary rights.
D. The Company purchased for $73,500 (US$ 50,000) from a board of directors member of a subsidiary of the Company, a 24.5% interest in the future net income of the films generally known as "Return to Grizzly Mountain" and "Grizzly Mountain" including, but not limited to, sequels, merchandising, videos, cable rights, television rights satellite broadcast, residual rights, and ancillary rights.










     See Independent Auditors' Report.
                     1st MIRACLE GROUP, INC.
           Notes to Consolidated Financial Statements
                     April 30, 1999 and 1998
15.  Differences between US and Canadian Generally Accepted
     Accounting Principles
     The Company prepares its consolidated financial statements in accordance with Generally Accepted Accounting Principles
     (GAAP) in the United States. Significant differences exist between US GAAP and Canadian GAAP, and their effects on net loss are described below:
     For 1998 under Canadian GAAP, the benefit provided by US income taxes and the resulting deferred tax asset would be reduced by $416,178 to reverse the recording of net operating loss carryforwards not meeting the Canadian virtual certainty principle. There are no deferred tax assets recorded in 1999.
     For 1998 under Canadian GAAP, deferred income tax assets and liabilities are converted at the historical rate rather than the current rate. This results in a portion of the deferred tax assets being $35,214, as opposed to $36,800. This results in the currency translation loss's being increased by $1,586.
     Under Canadian GAAP, certain costs of raising capital are charged directly to retained earnings rather than as an offset to common stock. This would have resulted in an increase to accumulated deficit of $482,283 and $429,510 in 1999 and 1998 respectively, rather than an offset to common stock.
16.  Risks Presented by the Year 2000 Issue
     The Company's management does not anticipate the Year 2000 issue to have a significant impact on its operations or financial operations.
     See Independent Auditors' Report.

  Unaudited Financials for the three month period ended July 31, 1999 and 1998.



1st Miracle Group, Inc.
Consolidated Balance Sheets
July 31, 1999 and 1998
Canadian Dollars
ASSETS


                                                 <C                      <C <C
                                              >                      >  >

                                                          1999                    1998

Current Assets:

        Cash                                    $       1,165,710          $          284,994

        Membership contracts receivable                                               958,737
                                                -

        Capitalized film production costs               5,109,998                 1,466,982

        Accounts receivable                                412,266                    311,746

        Inventory                                                                     304,207
                                                -

        Prepaid expenses                                   137,218
                                                                         -

        Deferred taxes - Current                                                      268,747
                                                -



             Total Current Assets                        6,825,192                 3,595,413





Property and Equipment:

        Equipment                                                                 2,792,433
                                                -

        Leasehold improvements                                                    1,670,476
                                                -

        Furniture & fixtures                                                          491,921
                                                -



                                                                                   4,954,830
                                                -



        Less accumulated depreciation and                                        (2,592,600)
       amortization                              -



             Total Property and Equipment                                          2,362,230
                                                -





Other Assets:

        Deferred income tax, non-current                                          1,834,046
                                                -

        Deposits                                                                      165,424
                                                -

        Goodwill                                                                      429,152
                                                -

        Note receivable from shareholders                  602,400
                                                                         -

        Film development rights                         2,708,556
                                                                         -

        Investment in film projects                        742,834                2,903,765

        Amortization                                      (220,896)
                                                                         -



             Total Other Assets                          3,832,894                 5,332,387





             Total Assets                        $     10,658,086           $    11,290,030











//Anthony Cataldo, CEO//

 </Tabl
e>

                     1st Miracle Group, Inc.
             Consolidated Balance Sheets (continued)
                     July 31, 1999 and 1998

Canadian Dollars

         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

<
T
a
b
l
e
>

< <                                         <                  < <
S C                                        C                 C C
> >                                        >                 > >

                                                  1999                1998

Current Liabilities:

  Accounts payable                         $                    $        408,027
                                           32,495

  Other accrued payable                               274,474            103,216

  Amounts due shareholders                                               119,971
                                           12,219

  Notes payable                                                          247,875
                                           -

  Convertible Promissory Notes
                                           -                 -

  Leases payable                                                         239,160
                                           -

  Deferred income                                                    2,037,621
                                           -

  Income taxes payable                                                     28,303
                                           14,458

  Reserve for discontinued operations                 100,902            101,001



    Total Current Liabilities                          434,548        3,285,174



Long-Term Liabilities:

  Notes payable                                                          690,361
                                           -

  Convertible Promissory Notes                        376,500            159,288

  Deferred tax liabilities                                           1,152,809
                                           -



    Total Long-Term Liabilities                        376,500        2,002,458



Shareholders' Equity:

  Common stock, unlimited shares
 authorized

     443,623,467 and 99,040,793 shares           30,303,476        16,393,041
 issued and outstanding

  Accumulated deficit                          (20,483,698)         (9,837,102)

  Currency translation gain/(loss)                                     (346,260)
                                           27,260



                                                    9,847,038         6,209,679



  Less subscriptions receivable                                        (207,281)
                                           -



    Total Shareholders' Equity (Deficit)            9,847,038         6,002,398





    Total Liabilities & Shareholders'       $     10,658,086     $  11,290,030
  Equity (Deficit)





//Anthony Cataldo, CEO//

<
/
T
a
b
l
e
>




                     1st Miracle Group, Inc.
              Consolidated Statements of Operations
        For the Three Months Ended July 31, 1999 and 1998

                        Canadian Dollars

                      Continuing Operations

<
T
a
b
l
e
>

< <C <C                            <                      < <
S >  >                            C                     C C
>                               >                     > >

                                    Three months ended    Three months ended

                                       July 31, 1999        July 31, 1998

Revenues:

  Sale                            $                        $
 s                                -                      -



  Production expenses
                                 (4,742)                -




                                 (4,742)                -



Operating Expenses:

  Occupancy
                                 441                    40,226

  Personnel                                3,939,638
                                                       164,078

  General and administrative                  231,668
                                                       428,279

  Othe                                            18,381
 r                                                      -

  Depreciation and amortization               220,896
                                                       82,035



     Total Operating Expenses               4,411,024
                                                       714,618



        Loss from Operations                (4,415,766)
                                                       (714,618)



Other Income (Expense):

  Interest finance charges                     (38,614)
                                                       -

  Interest income                                26,478
                                                       -

  Other expense                              (147,100)
                                                       -

  Currency translation gain                      13,966
 (loss)                                                 (13,904)



     Total Other Income                       (145,270)
   (Expense)                                            (13,904)



     Income (Loss) Before Taxes            (4,561,036)
                                                       (728,522)



Income Taxes
                                 -                      -





     Net Loss From Continuing     $        (4,561,036)     $
   Operations                                           (728,522)

<
/
T
a
b
l
e
>



                     1st Miracle Group, Inc.
        Consolidated Statements of Operations (continued)
        For the Three Months Ended July 31, 1999 and 1998

                        Canadian Dollars

                     Discontinued Operations

<
T
a
b
l
e
>

< <                       <C                      <
S C                      >                     C
> >                                           >

                              Three months ended   Three months ended

                                 July 31, 1999       July 31, 1998

Revenues:

  Memberships               $                      $
                             -                    841,166

  Services
                             -                    82,271




                             -                    923,437



Operating Expenses:

  Occupancy
                             -                    583,217

  Personnel
                             -                    761,143

  General and
 administrative               -                    378,530

  Depreciation and
 amortization                 -                    165,828



     Total Operating
   Expenses                   -                    1,888,718



     Loss from Operations
                             -                    (965,281)



Other Income (Expense):

  Interest finance charges
                             -                    (66,067)

  Other income
                             -                    10,862

  Currency translation
 gain (loss)                  -                    (20,009)



     Total Other Income
   (Expense)                  -                    (75,214)



Income (Loss) Before Taxes
                             -                    (1,040,495)



Income Taxes
                             -                    -



  Net Loss from
 Discontinued Operations      -                    (1,040,495)



     Net Loss                $       (4,561,036)    $
                                                 (1,769,017)



  Basic and Fully Diluted   $                      $
 Loss Per Share               (0.016)              (0.018)



  Weighted Average Shares        286,445,460
 Outstanding                                      97,056,414



<
/
T
a
b
l
e
>



                     1st Miracle Group, Inc.
              Consolidated Statements of Cash Flows
        For the Three Months Ended July 31, 1999 and 1998

                        Canadian Dollars

<
T
a
b
l
e
>

<<C  <C <C                                 <                  <<
S>   >  >                                 C                 CC
>                                      >                 >>

                                             Three months    Three months ended
                                             ended

                                             July 31, 1999     July 31, 1998



Operating Activities:

 Net                                     $      (4,575,003)  $
loss                                                      (1,769,017)

 Adjustments to reconcile net income

 to net cash provided by operating

 activit
ies:

     Depreciation and amortization
                                        220,896           247,863

     (Increase) decrease in:

        Membership contracts receivable
                                        -                 178,328

        Prepaid expenses
                                        (135,590)         -

        Deferred tax assets
                                        -                 (105,733)

        Accounts receivable
                                        95,339            270,665

        Inventory
                                        -                 (15,296)

        Capitalized film production costs        (2,463,825)
                                                         (2,180,429)



                                                  (2,504,076)
                                                         (1,852,465)



     Increase (decrease) in:

        Accounts payable
                                        32,495            70,516

        Accrued liabilities
                                        73,627            (2,459)

        Reserve for discontinued
     operations                          3,014             5,082

        Income tax payable
                                        432               1,423

        Deferred revenue - current
                                        -                 20,404

        Deferred tax liabilities - long-
     term                                -                 57,965




                                        109,568           152,931



           Net cash used by operating             (6,748,615)
       activities                                         (3,220,688)



<
/
T
a
b
l
e
>



                     1st Miracle Group, Inc.
              Consolidated Statements of Cash Flows
        For the Three Months Ended July 31, 1999 and 1998

                        Canadian Dollars

<
T
a
b
l
e
>

<<C <C  <C                               <              <
S>  >   >                               C             C
>                                    >             >

                                         Three months    Three months ended
                                         ended

                                            July 31,       July 31, 1998
                                         1999



Investing Activities:

 Additions to leasehold improvements
                                      -                  (83,995)

 Purchases of equipment, furniture
and

    fixtures
                                      -                  (165,143)

 Goodwi                                                               36,151
ll

 Investment in film series
                                      (596,734)          (311,691)

 Investment in film development
rights                                 (2,708,556)        -



           Net cash used by investing                               (524,678)
       activities                      (3,305,290)



Financing Activities:

 Note receivable to shareholder                                           -
                                      (602,400)

 Conversion of notes payables             (146,100)               (185,149)
(Debentures)

 Conversion of notes payables to           (88,020)                -
shareholders

 Promissory notes payable
                                      11,250             120,000

 Leases Payable                               -                   (27,203)

 Sale of stock, net
                                      10,936,500         4,083,670

 Currency translation gain/(loss)                                 (33,913)
                                      13,966



           Net cash provided by
       financing activities            10,125,196         3,957,405



 Net increase (decrease) in cash         71,291                    212,039



 Cash, beginning                           1,094,419              72,955



 Cash, ending                         $    1,165,710   $           284,994



    Supplemental Cash Flow
  Disclosure:

        Conversion of Promissory Notes  $    230,400     $
     to Common Stock                                     146,000

        Cash paid during the three           20,000                     9,100
     months for interest

        Common stock  issued for             2,164,122                -
     compensation

        Common stock  issued for
     acquisition of film

           film development rights
                                      2,525,562          -

<
/
T
a
b
l
e
>



  Unaudited  Financials  for the six month period  ended  October
  31, 1999 and 1998

                     1st Miracle Group, Inc.

                   Consolidated Balance Sheets

                    October 31, 1999 and 1998

                            Unaudited
                                                           ASSETS

<
T
a
b
l
e
>

< <                             <            < <
S C                             C            C C
> >                             >            > >

                                    1999          1998

Current Assets:

  Cash                          $     39,367   $     48,299

  Accounts receivable               402,493        318,840

  Capitalized film production     4,988,865        590,097
  costs

  Accounts receivable - other             -        308,360

  Inventory                               -        311,129

  Prepaid expenses                  133,965              -

  Deferred taxes - Current                -        876,077



    Total Current Assets          5,564,690      2,452,802





Property and Equipment:



  Furniture and equipment           158,888              -





    Total Property and              158,888              -
    Equipment





Other Assets:



  Note receivable                   588,120              -

  Film development rights         2,207,900              -

  Investment in film projects     6,785,533      6,566,485

  Other - intangibles                13,065              -

  Amortization                            -      (357,297)



    Total Other Assets            9,594,618      6,209,188





    Total Assets                $              $  8,661,990
                                 15,318,196

<
/
T
a
b
l
e
>

//Anthony Cataldo, CEO//

                     1st Miracle Group, Inc.

             Consolidated Balance Sheets (continued)

                    October 31, 1999 and 1998

                            Unaudited

              LIABILITIES AND SHAREHOLDERS' EQUITY

<
T
a
b
l
e
>

< <                                           <           <  <
S C                                           C           C  C
> >                                           >           >  >

                                                 1999            1998

Current Liabilities:

  Accounts payable                            $   757,157    $          -

  Other accrued payable                           393,425        126,868

  Amounts due shareholders                         12,219        120,420

  Notes payable                                  1,911,390        972,043

  Deferred income                                 199,405              -

  Income taxes payable                             14,115         28,947

  Reserve for discontinued operations                   -         95,922



    Total Current Liabilities                    3,287,711      1,344,200



Long-Term Liabilities:



  Notes payable                                   376,575              -

  Convertible Promissory Notes                          -        357,925



    Total Long-Term Liabilities                   376,575        357,925



Minority Interest                                       -      1,238,000





Shareholders' Equity:

  Common stock, unlimited shares authorized

   937,322,017 and 96,940,793 shares issued and
  outstanding                                   34,318,329     16,542,005

  Accumulated deficit                                         (10,031,96
                                               (22,732,33             7)
                                                       0)

  Currency translation gain/(loss)                 67,911      (591,314)



                                                               5,918,724
                                               11,653,910



  Less subscriptions receivable                         -      (196,859)



    Total Shareholders' Equity                                 5,721,865
                                               11,653,910



    Total Liabilities & Shareholders' Equity  $              $  8,661,990
                                               15,318,196

<
/
T
a
b
l
e
>



//Anthony Cataldo, CEO//

                     1st Miracle Group, Inc.

              Consolidated Statements of Operations

      For the Three Months Ended October 31, 1999 and 1998

                        Canadian Dollars

                      Continuing Operations

                            Unaudited

<
T
a
b
l
e
>

<  < <                                         <C
S  C C                                          >
>  > >

                                 Three months      Three months
                                     ended             ended

                                  October 31,       October 31,
                                     1999              1998

Revenues:

  Sale                          $         7,842    $             -
  s



  Cost of goods sold                         -                 -



                                         7,842                 -



Operating Expenses:

  Occupancy                             57,480                 -

  Personnel                          1,322,264                 -

  General and administrative           599,498           231,472

  Development                           35,339                 -

  Depreciation and                     222,534            83,927
  amortization



     Total Operating Expenses         2,237,115           315,399



       Loss from Operations        (2,229,273)         (315,399)



Other Income (Expense):



  Interest finance charges             (9,414)          (11,990)



  Other income                               -               890





     Total Other Income                 (9,414)          (11,100)
    (Expense)





     Net Loss From Continuing    $   (2,238,687)    $     (326,499)
    Operations





  Basic and Fully Diluted Loss
  Per Share

     From Operations             $       (0.002)    $       (0.003)



  Basic and Fully Diluted Loss         (0.002)           (0.003)
  Per Share

<
/
T
a
b
l
e
>

                     1st Miracle Group, Inc.

        Consolidated Statements of Operations (continued)

       For the Six Months Ended October 31, 1999 and 1998

                        Canadian Dollars

                      Continuing Operations

                            Unaudited

<
T
a
b
l
e
>

<  < <                                         <C
S  C C                                          >
>  > >

                                  Six months        Six months
                                     ended             ended

                                  October 31,       October 31,
                                     1999              1998

Revenues:

  Sale                           $       7,815     $             -
  s

  Cost of goods sold                  (4,762)                  -



                                        3,053                  -



Operating Expenses:

  Occupancy                            57,722             41,153

  Personnel                         4,823,685            167,863

  General and administrative        1,282,345            357,121

  Development                          50,194            312,510

  Depreciation and amortization       443,509            167,854



     Total Operating Expenses        6,657,455          1,046,501



     Loss from Operations          (6,654,402)        (1,046,501)



Other Income (Expense):

  Dividend income                      26,581                  -

  Interest finance charges           (48,142)           (11,990)

  Miscellaneous                     (147,672)                  -

  Other income                              -                890

  Currency translation gain            54,617                  -
  (loss)



     Total Other Income              (114,616)           (11,100)
    (Expense)



     Net Loss From Continuing     $ (6,769,018)     $   (1,057,601)
    Operations





  Basic and Fully Diluted Loss
  Per

     Share From Operations        $     (0.007)     $       (0.011)



  Basic and Fully Diluted Loss        (0.007)            (0.003)
  Per Share

<
/
T
a
b
l
e
>

                     1st Miracle Group, Inc.

              Consolidated Statements of Operations

      For the Three Months Ended October 31, 1999 and 1998

                        Canadian Dollars

                     Discontinued Operations

                            Unaudited

<
T
a
b
l
e
>

< <  <                                             <
S C  C                                             C
> >  >                                             >

                                    Three months     Three months
                                        ended            ended

                                     October 31,      October 31,
                                        1999             1998

Revenues:

  Memberships                      $             -  $       829,731

  Services                                       -                -



                                                 -          829,731



Operating Expenses:

  Occupancy                                      -          469,319

  Personnel                                      -          380,973

  General and administrative                     -          570,745

  Depreciation and amortization                  -           13,189



    Total Operating Expenses                     -        1,434,226



    Loss from Operations                         -        (604,495)



Other Income (Expense):

  Interest finance charges                       -         (33,121)

  Gain on sale of athletic clubs                 -        1,858,752

  Loss on note payable conversion                -      (1,053,586)



    Total Other Income (Expense)                 -          772,045



Income (Loss) Before Taxes                       -          167,550



Income Taxes - Deferred                          -         (92,850)



  Net Income from Discontinued                   -           74,700
  Operations



  Basic and Fully Diluted Loss Per
  Share

    From Operations                $             -  $       (0.006)



  Basic and Fully Diluted Income   $             -  $         0.001
  Per Share

<
/
T
a
b
l
e
>

                     1st Miracle Group, Inc.

        Consolidated Statements of Operations (continued)

       For the Six Months Ended October 31, 1999 and 1998

                        Canadian Dollars

                     Discontinued Operations

Unaudited

<
T
a
b
l
e
>

< <  <                                         <
S C  C                                         C
> >  >                                         >

                                  Six months      Six months
                                    ended            ended

                                  October 31,     October 31,
                                     1999            1998

Revenues:

  Memberships                   $            -  $     1,690,300

  Services                                   -          84,168



                                             -       1,774,468

Operating Expenses:

  Occupancy                                  -       1,065,988

  Personnel                                  -       1,159,673

  General and administrative                 -         958,007

  Depreciation and amortization              -         182,841



    Total Operating Expenses                 -       3,366,509



    Loss from Operations                     -     (1,592,041)



Other Income (Expense):

  Interest finance charges                   -       (100,713)

  Other income                               -          11,113

  Gain on sale of athletic club                      1,858,752
  assets

  Loss on note payable                       -     (1,053,586)
  conversion



    Total Other Income                       -         715,566
    (Expense)



Income (Loss) Before Taxes                   -       (876,475)



Income Taxes - Deferred                      -        (92,850)



  Net Loss                                   -  $     (969,325)



  Basic and Fully Diluted Loss
  Per

  Share From Operations         $            -  $       (0.016)





  Basic and Fully Diluted Loss  $            -  $       (0.010)
  Per Share

<
/
T
a
b
l
e
>

                     1st Miracle Group, Inc.

              Consolidated Statements of Cash Flows

       For the Six Months Ended October 31, 1999 and 1998

                        Canadian Dollars

                            Unaudited

<
T
a
b
l
e
>

< < < <                                     <           < <
S C C C                                     C           C C
> > > >                                     >           > >

                                             Six months    Six months
                                               ended         ended

                                             October 31,   October 31,
                                                1999          1998



Operating Activities:

  Net                                       $ (6,823,635   $ (2,026,926
  loss                                                )             )

  Adjustments to reconcile net income

  to net cash provided by operating

  activities:

    Depreciation and amortization               443,509       167,854

    (Increase) decrease in:

      Membership contracts receivable-                -     1,137,065
      athletic clubs

      Security deposits-athletic clubs                -       161,073
      sale

      Prepaid expenses                        (132,337)             -

      Deferred tax assets-athletic club               -     1,120,983
      sale

      Accounts receivable                       105,112       263,571

      Inventory                                       -      (22,218)

      Accounts receivable-other, athletic             -     (308,360)
      clubs sale

      Capitalized film production costs      (2,342,692             -
                                                      )



                                             (2,369,917     2,352,114
                                                      )



    Increase (decrease) in:

      Accounts payable                          757,157     (337,508)

      Accrued liabilities                       192,578        21,193

      Reserve for discontinued operations      (97,799)             -

      Income tax payable                              -         2,067

      Deferred revenue - current                199,405    (2,058,025
                                                                    )

      Leases payable - current, on                    -     (266,363)
      disposition of athletic clubs

      Deferred tax liabilities - long-term            -    (1,094,844
                                                                    )



                                              1,051,341    (3,733,480
                                                                    )



         Net cash used by operating           (7,698,702    (3,240,438
        activities                                    )             )

<
/
T
a
b
l
e
>

                     1st Miracle Group, Inc.

        Consolidated Statements of Cash Flows (continued)

       For the Six Months Ended October 31, 1999 and 1998

                        Canadian Dollars

                            Unaudited

<
T
a
b
l
e
>

< < < <                                                  <
S C C C                                                C
> > > >                                                >

                                           Six months    Six months
                                              ended         ended

                                           October 31,   October 31,
                                              1999          1998



Investing Activities:

  Additions to investment in film series   (6,639,433)    (4,039,955)

  Dispositon of assets on sale of                    -      2,359,576
  athletic clubs

  Purchases of equipment, furniture and

    fixtures                                 (158,888)              -

  Note receivable                            (588,120)

  Goodwill disposition on sale of                    -        719,169
  athletic clubs

  Disposition of liabilities on sale of                     (487,945)
  athletic clubs

  Intangible - Corporate logo                 (13,065)              -

  Investment in film development rights    (2,651,409)              -



         Net cash used by investing         (10,050,915    (1,449,155)
        activities                                   )



Financing Activities:

  Note receivable from shareholder                   -          1,441

  Conversion of notes payables               (146,100)              -
  (Debentures)

  Conversion of notes payables to             (88,020)              -
  shareholders

  Proceeds from promissory notes payable     1,911,390        699,407

  Note payable - long-term                      11,325

  Sale of stock, net                        14,951,353      4,243,056

  Currency translation gain/(loss)              54,617      (278,967)



         Net cash provided by financing      16,694,565      4,664,937
        activities



  Net increase (decrease) in cash          (1,055,052)       (24,656)



  Cash, beginning                            1,094,419         72,955



  Cash, ending                            $      39,367  $      48,299



    Supplemental Cash Flow Disclosure:

      Conversion of Promissory Notes to   $     230,400  $           -
      Common Stock

      Cash paid during the period for           20,000        112,703
      interest

      Common stock issued for                2,164,122              -
      compensation

      Common stock issued for
      acquisition of film

         film development rights              2,525,562              -

<
/
T
a
b
l
e
>

  (a)  Pro Forma Financial Information

       Operations of K-9 Protection, Inc. are deminimous and pro forma statements of operatoins are the same as submitted by 1st Miracle Group, Inc.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           K-9 Protection, Inc.


                           By: /s/ Douglas Ansell
                              Douglas Ansell, Treasurer



                           Date: March 28, 2000


